CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT




We consent to the use in this Registration Statement on Amendment No. 2 to Form SB-2 of our report dated November 1, 2004, relating to the financial statements of Sparta Holding Corp.



/s/ Kempisty & Company, CPAs, P.C.
----------------------------------
Kempisty & Company, CPAs, P.C.
New York, New York


Dated: March 16, 2005